TCW FUNDS, INC.

TCW White Oak Emerging Markets Equity Fund (the “Fund”)

(Class I-3: TWOZX)

Supplement dated October 22, 2025 to the

Statement of Additional Information,

dated August 25, 2025, as supplemented

For current and prospective investors in the Fund.

Effective October 20, 2025, the table under the heading “PORTFOLIO MANAGEMENT – Ownership of Securities and Other Managed Accounts” on page 58 of the Statement of Additional Information is amended with respect to the portfolio managers of the Fund as follows:

Dollar Range of Fund Shares Beneficially Owned
TCW White Oak Emerging Markets Equity Fund
Prashant Khemka[1]	Over $1,000,000
Manoj Garg[1]	$100,001 - $500,000
Wen Loong Lim[1]	$1 - $10,000
Hiren Dasani[1]	None

[1]	Information is provided as of October 20, 2025.

Please retain this Supplement for future reference.